Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of April 19, 2013 (this “Amendment”), is made by and among Crown Castle International Corp., a Delaware corporation (“Holdings”), Crown Castle Operating Company, a Delaware corporation (the “Borrower”, and together with Holdings, the “Obligors”), the other Loan Parties party hereto, the Refinancing Term Lenders party hereto and The Royal Bank of Scotland plc, as the administrative agent (the “Administrative Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Obligors, the Administrative Agent, the Lenders and Issuing Banks from time to time party thereto and Morgan Stanley Senior Funding, Inc., as the co-documentation agent, entered into the Credit Agreement dated as of January 31, 2012 (as amended by Amendment No. 1, dated as of April 5, 2012, Amendment No. 2, dated as of November 13, 2012, the Incremental Facility Amendment, dated as of December 13, 2012 and as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the syndication agent (the “Syndication Agent”), Morgan Stanley Senior Funding Inc. shall be the co-documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and Morgan Stanley Senior Funding, Inc. shall be the joint lead arrangers and joint bookrunners, Crédit Agricole Corporate and Investment Bank, Suntrust Robinson Humphrey, Inc. and TD Securities shall be joint bookrunners, Crédit Agricole Corporate and Investment Bank, Suntrust Bank and TD Securities shall be co-syndication agents, J.P. Morgan Securities LLC, RBC Capital Markets, Barclays Capital and The Bank of Tokyo-Mitsubishi UFJ, Ltd. shall be joint bookrunners and co-documentation agents, and Deutsche Bank Securities Inc., Citibank, N.A., PNC Bank, National Association and Sumitomo Mitsui Banking Corporation shall be senior managing agents, in each case in connection with this Amendment;

WHEREAS, the Obligors have requested that the Existing Credit Agreement be amended so as to, among other things, provide for a new tranche of term loans thereunder (the “New Tranche B Term Loans”), which term loans would replace the Tranche B Term Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Tranche B Term Loans”) and which, except as modified hereby, would have the same terms as the Existing Tranche B Term Loans under the Existing Credit Agreement;

WHEREAS, each Lender holding Existing Tranche B Term Loans (collectively, the “Existing Tranche B Term Lenders”) that executes and delivers a consent to this Amendment in the form of the “Lender Consent” attached hereto as Annex I (a “Lender Consent”) (collectively, the “Converting Tranche B Term Lenders”) will be deemed (a) to have agreed to the terms of this Amendment, (b) to have agreed to convert an aggregate principal amount of its Existing Tranche B Term Loans into New Tranche B Term Loans in a principal amount equal to the amount notified to such Converting Tranche B Term Lender by the Administrative Agent and (c) upon the Third Amendment Effective Date (as defined below) to have converted such amount of its Existing Tranche B Term Loans into New Tranche B Term Loans in a principal amount equal to the amount notified to such Converting Tranche B Term Lender by the Administrative Agent;

WHEREAS, each Person that executes and delivers a joinder to this Amendment in the form of the “Joinder” attached hereto as Annex II (a “Joinder”) (collectively, the “Additional Tranche B Term Lenders”) will be deemed (a) to have agreed to the terms of this Amendment and (b) to have committed to make New Tranche B Term Loans to the Borrower on the Third Amendment Effective Date (the “Additional Tranche B Term Loans”), in the amount notified to such Additional Tranche B Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Tranche B Term Loans), and the proceeds of such Additional Tranche B Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Tranche B Term Loans that are not converted into New Tranche B Term Loans by the Converting Tranche B Term Lenders;

WHEREAS, the Converting Tranche B Term Lenders and the Additional Tranche B Term Lenders (collectively, the “New Tranche B Term Lenders”) are severally willing to convert their Existing Tranche B Term Loans into New Tranche B Term Loans or to make New Tranche B Term Loans, as the case may be, on the terms and subject to the conditions set forth in this Amendment;

WHEREAS, the Borrower has also requested, in accordance with Section 2.23 of the Existing Credit Agreement, that certain other amendments be made to the Existing Credit Agreement, as set forth in Article II herein;

WHEREAS, the Administrative Agent and each New Tranche B Term Lender are willing, on the terms and subject to the conditions set forth below, to consent to such amendments of the Existing Credit Agreement; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Obligors, the other Loan Parties party hereto, the Administrative Agent and the New Tranche B Term Lenders hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1     Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Additional Tranche B Term Lenders” is defined in the fifth recital.

“Additional Tranche B Term Loans” is defined in the fifth recital.

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Converted Tranche B Term Loans” is defined in Section 3.1.

“Converting Tranche B Term Lenders” is defined in the fourth recital.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Existing Tranche B Term Lenders” is defined in the fourth recital.

“Existing Tranche B Term Loans” is defined in the third recital.

“Holdings” is defined in the preamble.

“Joinder” is defined in the fifth recital, and shall take the form of the “Joinder” attached hereto as Annex II.

“Lender Consent” is defined in the fourth recital, and shall take the form of the “Lender Consent” attached hereto as Annex I.

“New Tranche B Term Lenders” is defined in the sixth recital.

“New Tranche B Term Loan Commitment” means, with respect to each New Tranche B Term Lender, the commitment, if any, of such Lender to make, or convert its Existing Tranche B Term Loans into, a New Tranche B Term Loan hereunder on the Third Amendment Effective Date, expressed as an amount representing the maximum principal amount of the New Tranche B Term Loan to be made or converted into by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 of the Credit Agreement and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of the Credit Agreement.  The initial amount of each New Tranche B Term Lender’s New Tranche B Term Loan Commitment is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such New Tranche B Term Lender shall have assumed its Tranche B Term Commitment, as applicable.  The initial aggregate amount of the New Tranche B Term Lenders’ New Tranche B Term Loan Commitments is $1,580,000,000.

“New Tranche B Term Loans” is defined in the third recital.

“Non-Converting Tranche B Term Lender” means an Existing Tranche B Term Lender that is not a Converting Tranche B Term Lender.

“Obligors” is defined in the preamble.

“Syndication Agent” is defined in the second recital.

“Third Amendment Effective Date” is defined in Article IV.

Section 1.2     Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT; ACKNOWLEDGEMENT

Section 2.1     Amendments. Subject to the satisfaction (or waiver) of the conditions set forth in Article IV, the Existing Credit Agreement is hereby amended as of the Third Amendment Effective Date in accordance with this Section 2.1.

Section 2.1.1.     Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a)           The definition of “Adjusted LIBO Rate” is hereby amended by deleting “1.00% per annum” in the final sentence thereof and substituting the words “0.75% per annum” therefor.

(b)           The definition of “Alternate Base Rate” is hereby amended by deleting “2.00% per annum” in the final sentence thereof and substituting the words “1.75% per annum” therefor.

(c)           Clause (a) of the definition of “Applicable Rate” is hereby amended and restated in its entirety to read as follows:

(a) with respect to any Loan that is a Tranche B Term Loan, the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurodollar Spread”, as applicable, based upon the Total Net Leverage Ratio as of the end of the fiscal quarter of the Borrower for which consolidated financial statements have been most recently delivered pursuant to Section 5.01(b) or 5.01(d); provided that until the delivery to the Administrative Agent pursuant to Section 5.01(b) or 5.01(d) as of and for the first two fiscal quarters of the Borrower beginning after the Third Amendment Effective Date, the Applicable Rate shall be the applicable rate per annum set forth below in Category 1:

Total Net Leverage Ratio	ABR Spread	Eurodollar Spread
Category 1 > 4.5:1.00	1.50%	2.50%
Category 2 < 4.5:1.00	1.25%	2.25%

(d)           The definition of “Tranche B Term Commitment” is hereby amended and restated in its entirety to read as follows:

“Tranche B Term Commitment” means (a) prior to the Third Amendment Effective Date, a Tranche B Term Commitment (as defined in this Agreement immediately prior to the Third Amendment Effective Date) and (b) on and after the Third Amendment Effective Date, a New Tranche B Term Loan Commitment.

(e)           The definition of “Tranche B Term Loan” is hereby amended and restated in its entirety to read as follows:

“Tranche B Term Loan” means (a) prior to the Third Amendment Effective Date, an Existing Tranche B Term Loan and (b) on and after the Third Amendment Effective Date and the prepayment in full of the outstanding principal amount of the Existing Tranche B Term Loans, a New Tranche B Term Loan made pursuant to clause (b) of Section 2.01.

Section 2.1.2.     Additional Amendment to Section 1.01 (“Defined Terms”). Section 1.1 of the Existing Credit Agreement is hereby amended by inserting in such Section the following definitions in the appropriate alphabetical order:

“Existing Tranche B Term Loans” has the meaning assigned to such term in the Third Amendment.

“New Tranche B Term Loans” has the meaning assigned to such term in the Third Amendment.

“New Tranche B Term Loan Commitment” has the meaning assigned to such term in the Third Amendment.

“Third Amendment” means Amendment No. 3 to Credit Agreement, dated as of April 19, 2013, by and among the Borrower, Holdings, the other Loan Parties party thereto, the Refinancing Term Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means April 19, 2013.

Section 2.1.3.      Amendments to Section 2.01.  Section 2.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 2.01.  Commitments.  Subject to the terms and conditions set forth herein, each Lender agrees (a) to make a Tranche A Term Loan to the Borrower during the Tranche A Availability Period in a principal amount not exceeding its Tranche A Term Commitment, (b) to make, or convert its Existing Tranche B Term Loans into, a New Tranche B Term Loan to the Borrower on the Third Amendment Effective Date in a principal amount not exceeding its New Tranche B Term Loan Commitment and (c) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment or the Aggregate Revolving Exposure exceeding the Aggregate Revolving Commitment.  All Loans shall be denominated in dollars.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.  Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

Section 2.1.4.      Amendment to Section 2.10(b).  Section 2.10(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)  Subject to adjustment pursuant to Section 2.11(d), the Borrower shall repay Tranche B Term Borrowings on the last day of each March, June, September and December, beginning with June 30, 2013, and ending with the last such day to occur prior to the Tranche B Term Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Tranche B Term Borrowings (for purposes of clarity, without giving effect to any original issue discount on the funding thereof) outstanding on the Third Amendment Effective Date.

Section 2.1.5.      Amendment to Section 2.11(h).  Section 2.11(h) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h)           All (i) prepayments of Tranche B Term Loans effected on or prior to the six-month anniversary of the Third Amendment Effective Date, in each case with the proceeds of a Repricing Transaction and (ii) amendments, amendments and restatements or other modifications of this Agreement effected on or prior to the six-month anniversary of the Third Amendment Effective Date, the effect of which is a Repricing Transaction, in each case shall be accompanied by a fee payable to the Tranche B Term Lenders in an amount equal to 1.00% of the aggregate principal amount of the Tranche B Term Loans so prepaid, in the case of a transaction described in clause (i) of this paragraph, or 1.00% of the aggregate principal amount of the Tranche B Term Loans affected by such amendment, amendment and restatement or other modification, in the case of a transaction described in clause (ii) of this paragraph.  Notwithstanding the foregoing, this paragraph shall not apply to a refinancing of all the Loans outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction); provided that the primary purpose of such transaction is not to effect a Repricing Transaction.

Section 2.1.6.      Amendment to Schedule 2.01.  Schedule 2.01 of the Existing Credit Agreement is hereby amended and replaced in its entirety with Schedule 2.01 to this Amendment.

Section 2.2     Acknowledgement.  On and after the Third Amendment Effective Date: (a) the New Tranche B Term Loans shall be Refinancing Term Loans and this Amendment shall be a Refinancing Facility Agreement, each as contemplated by Section 2.23 of the Existing Credit Agreement, (b) the New Tranche B Term Loans and the New Tranche B Term Loan Commitments shall be deemed to constitute a separate Class of Loans and Commitments than the Existing Tranche B Term Loans and the Tranche B Term Commitments (as defined in the Existing Credit Agreement), (c) following the prepayment in full of the Existing Tranche B Term Loans contemplated by Section 4.8, no Existing Tranche B Term Loans shall remain outstanding under the Credit Agreement and (d) except as previously set forth in this Amendment, the New Tranche B Term Loans shall otherwise have all of the same terms set forth in the Existing Credit Agreement as the Existing Tranche B Term Loans.  Notwithstanding any provision hereof or in the Credit Agreement, the initial Interest Period of the Eurodollar Borrowing of New Tranche B Term Loans made on the Third Amendment Effective Date shall end on April 30, 2013.  Notwithstanding any provision hereof or any implication to the contrary, the provisions of the Credit Agreement with respect to indemnification and reimbursement of costs and expenses shall continue in full force and effect with respect to, and for the benefit of, each Existing Tranche B Term Lender prior to the Third Amendment Effective Date in respect of such Lender’s Existing Tranche B Term Loans under the Credit Agreement prior to the Third Amendment Effective Date.

ARTICLE III

CONVERSION OF EXISTING TRANCHE B TERM LOANS AND ADDITIONAL TRANCHE B TERM LOANS

Section 3.1     Agreement to Conversion of Existing Tranche B Term Loans into New Tranche B Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, each Converting Tranche B Term Lender agrees that an aggregate principal amount of its Existing Tranche B Term Loans equal to the amount notified to such Converting Tranche B Term Lender by the Administrative Agent will be converted into New Tranche B Term Loans (the “Converted Tranche B Term Loans”) as of the Third Amendment Effective Date and will be set forth on Schedule 2.01 and shall be a “Lender”, a “Term Lender” and a “Tranche B Term Lender” under the Credit Agreement.

Section 3.2     Agreement to Make Additional Tranche B Term Loans.  On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, each Additional Tranche B Term Lender agrees to make Additional Tranche B Term Loans equal to the amount notified to such Additional Tranche B Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Tranche B Term Loans) on the Third Amendment Effective Date and as set forth on Schedule 2.01 and shall be a “Lender”, a “Term Lender” and a “Tranche B Term Lender” under the Credit Agreement as of such date.

Section 3.3     Other Provisions. On the Third Amendment Effective Date, the Borrower shall apply the proceeds of the Additional Tranche B Term Loans (if any), together with cash on the balance sheet, to (a) prepay in full the principal amount of all Existing Tranche B Term Loans, other than Converted Tranche B Term Loans, (b) pay all accrued and unpaid interest on the aggregate principal amount of the Existing Tranche B Term Loans and (c) pay to all Non-Converting Tranche B Term Lenders all indemnities, cost reimbursements and other Obligations, if any, then owed to the Non-Converting Tranche B Term Lenders under the Credit Agreement (prior to the effectiveness of this Amendment).  The repayment of the Existing Tranche B Term Loans contemplated hereby constitutes a voluntary prepayment by the Borrower pursuant to Section 2.11(a) of the Credit Agreement.  The commitments of the Additional Tranche B Term Lenders and the conversion undertakings of the Converting Tranche B Term Lenders are several and no such New Tranche B Term Lender will be responsible for any other New Tranche B Term Lender’s failure to make or acquire by conversion New Tranche B Term Loans.  Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the New Tranche B Term Loans as of the Third Amendment Effective Date will not exceed the aggregate principal amount of the Existing Tranche B Term Loans outstanding immediately prior to the Third Amendment Effective Date.  Each of the parties hereto acknowledges and agrees that, except as otherwise expressly provided herein, the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Existing Credit Agreement.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

The amendments contained in Section 2.1, the acknowledgement contained in Section 2.2, and the agreements contained in Article III shall be effective on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Article IV (the “Third Amendment Effective Date”).

Section 4.1     Execution of Counterparts. The Administrative Agent shall have received counterparts of (a) this Amendment duly executed and delivered by (i) each of the Loan Parties and (ii) the Administrative Agent on behalf of each New Tranche B Term Lender that has executed and delivered to the Administrative Agent their written agreement or consent to the amendments contained herein and (b) Joinders executed by each Additional Tranche B Term Lender such that, upon such execution by all Additional Tranche B Term Lenders, the aggregate principal amount of the Converted Tranche B Term Loans and the Additional Tranche B Term Loans is equal to the aggregate principal amount of the Existing Tranche B Term Loans outstanding immediately prior to the effectiveness of the amendments, acknowledgement and agreements contained herein.

Section 4.2     No Default. At the time of and immediately after the Third Amendment Effective Date and the making of New Tranche B Term Loans, no Default shall have occurred and be continuing.

Section 4.3     Organization Documents, Resolutions, etc. The Administrative Agent shall have received such customary documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of the execution, delivery and performance of this Amendment and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

Section 4.4     Third Amendment Effective Date Certificate. The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed by a Responsible Officer, confirming compliance with the conditions to effectiveness set forth in Section 4.2 and Section 4.5.

Section 4.5      Representations and Warranties. The representations and warranties of each Loan Party set forth in Article V shall be true and correct (a) in the case of the representations and warranties qualified as to materiality, in all respects and (b) otherwise, in all material respects, in each case on and as of the Third Amendment Effective Date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date.

Section 4.6      Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 6.2 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses), and any other fees previously agreed to among Holdings, the Administrative Agent and the Syndication Agent.

Section 4.7      Opinions of Counsel. The Administrative Agent shall have received a favorable written opinion, dated as of the Third Amendment Effective Date and addressed to the Administrative Agent and all Lenders (and each of their permitted assigns) of each of (a) Cravath, Swaine & Moore LLP, special New York counsel for Holdings, the Borrower and the Restricted Subsidiaries and (b) local counsel in each jurisdiction where a Loan Party is organized, and the laws of which are not covered by the opinion letter referred to in clause (a) of this paragraph, in each case in form and substance reasonably satisfactory to the Administrative Agent.

Section 4.8      Application of Proceeds. The Borrower shall have applied, concurrently with the conversion of the Existing Tranche B Term Loans into Converted Tranche B Term Loans and the making of the Additional Tranche B Term Loans, the proceeds of the Additional Tranche B Term Loans (if any), together with cash on the balance sheet, to (a) prepay in full the principal amount of all Existing Tranche B Term Loans, other than Converted Tranche B Term Loans, (b) pay all accrued and unpaid interest on the aggregate principal amount of the Existing Tranche B Term Loans, (c) pay to all Non-Converting Tranche B Term Lenders all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Non-Converting Tranche B Term Lenders under the Credit Agreement (prior to the effectiveness of this Amendment) and (d) pay the fees and expenses related to the transactions contemplated by this Amendment.

Section 4.9      USA PATRIOT Act. The Additional Tranche B Term Lenders and the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.1      Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties hereby represents and warrants to the Administrative Agent, each of the Issuing Banks and each Lender, as of the date hereof, as follows:

(a)           the representations and warranties of each Loan Party set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Third Amendment Effective Date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date;

(b)           the execution, delivery and performance by each Loan Party of this Amendment, the extensions of credit requested hereby and the use of proceeds thereof (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to any Loan Party, (iii) will not violate or result (alone or with notice or lapse of time or both) in a default under any indenture, agreement or other instrument binding upon any Loan Party or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by any Loan Party or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder and (iv) will not result in the creation or imposition of any Lien on any asset now owned or hereafter acquired by any Loan Party, except Liens created under the Loan Documents;

(c)           at the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(d)           this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 5.2      Non-Impairment, etc. Each of the Loan Parties hereby represents and warrants to the Administrative Agent, each of the Issuing Banks and each Lender, as of the date hereof, as follows:

(a)           after giving effect to this Amendment, neither the modification of the Existing Credit Agreement or any other Loan Document effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment or any other Loan Document impairs the validity, effectiveness or priority of the Liens granted or Guarantees made pursuant to the Security Documents (as in effect immediately prior to the Third Amendment Effective Date, the “Existing Security Documents”), and such Liens and Guarantees shall continue unimpaired with the same priority to secure and guarantee the repayment of all Obligations, whether heretofore or hereafter incurred;

(b)           neither the modification of the Existing Credit Agreement nor the execution, delivery, performance or effectiveness of this Amendment requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens; and

(c)           under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Existing Security Documents) in which a security interest was granted pursuant to the Existing Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any respect by the modification of the Existing Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

Section 5.3      Reaffirmation of Obligations. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

ARTICLE VI

MISCELLANEOUS

Section 6.1      Full Force and Effect; Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of any Loan Party which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

Section 6.2      Fees and Expenses. The Borrower shall pay all fees and other amounts due and payable in connection with this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other agreement entered into by any of the Administrative Agent and the Lenders, on the one hand, and any of the Loan Parties, on the other hand.

Section 6.3      Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT, WITH RESPECT TO ANY OTHER LOAN DOCUMENT, AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

Section 6.4      Counterparts; Amendment.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Refinancing Term Lenders party hereto.

Section 6.5       Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment or the Credit Agreement.

Section 6.6       Loan Document.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including, without limitation, the provisions relating to forum selection and consent to jurisdiction set forth in Section 9.09 of the Credit Agreement and waiver of jury trial set forth in Section 9.10 of the Credit Agreement, which provisions are hereby acknowledged and confirmed by each of the parties hereto.

Section 6.7       Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

Section 6.8      Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 6.9      Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except to the extent the foregoing is limited by Section 9.04 of the Credit Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE OPERATING COMPANY

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE OPERATING LLC

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CCGS HOLDINGS CORP.

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P.

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Amendment No. 3 to Credit Agreement Signature Page]

CROWN CASTLE SOLUTIONS CORP.

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL ACQUISITIONS III LLC

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL ACQUISITIONS IV LLC

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE TOWERS 06-2 LLC

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG NETWORKS INC.

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG EAST INC.

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Amendment No. 3 to Credit Agreement Signature Page]

CROWN CASTLE NG WEST INC.

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Amendment No. 3 to Credit Agreement Signature Page]

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent

By:	/s/ Matthew Pennachio
Name: Matthew Pennachio
Title: Director

[Amendment No. 3 to Credit Agreement Signature Page]

ANNEX 1

LENDER CONSENT TO AMENDMENT NO. 3

LENDER CONSENT (this “Lender Consent”) to Amendment No. 3 to Credit Agreement, dated as of April 19, 2013 (“Amendment No. 3”), to that certain Credit Agreement dated as of January 31, 2012 (as amended by Amendment No. 1, dated as of April 5, 2012, Amendment No. 2, dated as of November 13, 2012, the Incremental Facility Amendment, dated as of December 13, 2012, Amendment No. 3, and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among Crown Castle International Corp., a Delaware corporation, Crown Castle Operating Company, a Delaware corporation, the Lenders and Issuing Banks party thereto, The Royal Bank of Scotland plc, as administrative agent, and Morgan Stanley Senior Funding, Inc., as the co-documentation agent.  Capitalized terms used but not defined herein have the meanings assigned to them in Amendment No. 3 or the Credit Agreement, as applicable.

The undersigned Tranche B Term Lender hereby authorizes and directs the Administrative Agent to execute Amendment No. 3 on its behalf.  The undersigned Tranche B Term Lender hereby irrevocably and unconditionally approves of and consents to Amendment No. 3 and consents to convert 100% of the outstanding principal amount of the Existing Tranche B Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Tranche B Term Loans in a like principal amount, as set forth below.

[Remainder of page intentionally left blank; signature page follows.]

NAME OF INSTITUTION

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Amount of New Tranche B Term Loans:
$

[Lender Consent Signature Page]

ANNEX II

JOINDER

JOINDER, dated as of April [  ], 2013 (this “Joinder”), by and among [_____________] (each, an “Additional Tranche B Term Lender” and, collectively, the “Additional Tranche B Term Lenders”), Crown Castle Operating Company (the “Borrower”), and The Royal Bank of Scotland plc, as the administrative agent (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to (a) that certain Credit Agreement dated as of January 31, 2012 (as amended by Amendment No. 1, dated as of April 5, 2012, Amendment No. 2, dated as of November 13, 2012, the Incremental Facility Amendment, dated as of December 13, 2012, Amendment No. 3 (as defined below), and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Crown Castle International Corp., a Delaware corporation (“Holdings”), the Lenders and Issuing Banks party thereto, the Administrative Agent, and Morgan Stanley Senior Funding, Inc., as the co-documentation agent and (b) that certain Amendment No. 3 to Credit Agreement, dated as of April 19, 2013 (“Amendment No. 3”), by and among the Borrower, Holdings, the other Loan Parties party thereto, the Refinancing Term Lenders party thereto and the Administrative Agent.  Capitalized terms used by not defined herein have the meanings assigned to them in the Credit Agreement or Amendment No. 3, as applicable.

Each Additional Tranche B Term Lender hereby agrees to make Additional Tranche B Term Loans in the amount notified to such Additional Tranche B Term Lender by the Administrative Agent but not to exceed the amount set forth on its signature page hereto pursuant to and in accordance with the Credit Agreement. The Additional Tranche B Term Loans of such Additional Tranche B Term Lender shall be subject to all of the terms in the Credit Agreement and Amendment No. 3 and to the conditions set forth in the Credit Agreement and Amendment No. 3, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents.  Each Additional Tranche B Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Tranche B Term Loans provided by such Additional Tranche B Term Lender shall constitute “Loans”, “Term Loans”, “New Tranche B Term Loans” and “Tranche B Term Loans” for all purposes of the Credit Agreement and the other applicable Loan Documents.

Each Additional Tranche B Term Lender (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder; (b) agrees that it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Additional Tranche B Term Lender or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (a) the execution of a counterpart of this Joinder by each Additional Tranche B Term Lender, the Administrative Agent and the Borrower and (b) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Tranche B Term Lenders shall become Lenders under the Credit Agreement, effective as of the Third Amendment Effective Date.

For each Additional Tranche B Term Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Tranche B Term Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.

This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Joinder is a “Loan Document” as defined in the Credit Agreement.

This Joinder, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Joinder which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Joinder or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Joinder is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder as of the date first above written.

[ADDITIONAL TRANCHE B TERM LENDER], as Additional Tranche B Term Lender

By:
Name:
Title:

Maximum Amount of Additional Tranche B Term Loans: $[_____________]

[Joinder Signature Page]

Accepted:

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent

By:
Name:
Title:

CROWN CASTLE OPERATING COMPANY, as Borrower

By:
Name:
Title:

[Joinder Signature Page]